                                  Schedule 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

      Filed by the registrant /X/
      Filed by a party other than the registrant / /
      Check the appropriate box:

      / /   Preliminary proxy statement
      / /   Confidential, For Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
      /X/   Definitive proxy statement
      / /   Definitive additional materials
      / /   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Frontline Communications Corporation
          ------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


          ------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Recipient)

Payment of Filing Fee (Check the appropriate box):
      /X/ No fee required.
      / /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.
            (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------

            (2)   Aggregate number of securities to which transaction applies:

      ------------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how It was determined):

      ------------------------------------------------------------------

            (4)   Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------

            (5)   Total Fee Paid:

      ------------------------------------------------------------------

      / / Fee paid previously with preliminary materials.

      / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount previously paid:

      ------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------
      (3)   Filing party:

      ------------------------------------------------------------------
      (4)   Date filed:

      ------------------------------------------------------------------

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965





                                 May 22, 2000



Dear Stockholders:

      You are cordially invited to attend the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") which will be held on Thursday June 22, 2000 at 10:00 A.M. at The Empire Pavilion, Holiday Inn, 3 Executive Blvd., Suffern, New York 10901.

      The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

      Your Board of Directors unanimously believes that (i) the election of the nominees as directors; and (ii) the approval of an amendment to the Company's 1997 Stock Option Plan to increase the number of shares reserved for issuance thereunder are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the foregoing proposals on the enclosed proxy card.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 40 Wall Street, New York, New York 10005.

      Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.

                                Sincerely yours,

                                Stephen J. Cole-Hatchard
                                Chief Executive Officer

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 22, 2000

                              --------------------

To the Stockholders of FRONTLINE COMMUNICATIONS CORPORATION.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Frontline Communications Corporation (the "Company") will be held on June 22, 2000, at 10:00 A.M. local time at The Empire Pavilion, Holiday Inn, 3 Executive Blvd., Suffern, New York 10901 for the following purposes:

      1. To elect four directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

      2. To consider and vote on a proposal to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 1,400,000 to 2,000,000; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

      Only stockholders of record at the close of business on May 18, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                              By Order of the Board of Directors,

                              Stephen J. Cole-Hatchard
                              Chief Executive Officer

May 22, 2000



-----------------------------------------------------------------

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965


                                 PROXY STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2000


      This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors of Frontline Communications Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 22, 2000, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. The Annual Meeting will be held at The Empire Pavilion, Holiday Inn, 3 Executive Blvd., Suffern, New York 10901.

      Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 24, 2000.

      Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

      The address and telephone number of the principal executive offices of the Company are: One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965, Telephone No.: (914) 623-8553.


                       OUTSTANDING STOCK AND VOTING RIGHTS

      Only stockholders of record at the close of business on May 18, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 5,666,022 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

                     VOTING PROCEDURES AND PROXY INFORMATION

      The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the combined outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. Adoption of the amendment to the Company's 1997 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, provided a quorum exists. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of the Company or its counsel or of American Stock Transfer & Trust Company, the Company's transfer agent.

      In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors.

      The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

      The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and such persons may be reimbursed for their expenses by the Company. Proxies may also be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

                              ELECTION OF DIRECTORS

      At this year's Annual Meeting, four directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2001. It is the intention of the Board of Directors to nominate Stephen J. Cole-Hatchard, Nicko Feinberg, Ronald C. Signore and William A. Barron as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

      At this year's Annual Meeting, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he will be available to serve.

      The Board of Directors recommends that stockholders vote FOR the election of the nominees.

      Following is information with respect to the nominees for directors:

      Stephen J. Cole-Hatchard, 42, has been Chairman of the Board, Chief Executive Officer and President of the Company since August 1997. Mr. Cole-Hatchard was Vice President of Finance of the Company from February 1997 to August 1997 and has been a director of the Company since February 1997. From 1993 to 1996, Mr. Cole-Hatchard was Chief Financial Officer for Hudson Technologies, Inc., a company engaged in the sale and reclamation of refrigerants and servicing of commercial air conditioning and refrigerant systems. A 1989 cum laude graduate of Pace Law School, Mr. Cole-Hatchard is a member of the bar of the State of New York.

      Nicko Feinberg, 28, has been a director and Vice President of Technology of the Company since November 1996 and Chief Information Officer since August 1997. From April 1994 to October 1996, Mr. Feinberg was a Sales Manager and, from April 1991 to April 1994, a Sales Account Executive for Microage Computer Outlet, Inc., a company engaged in computer sales and training.

      Ronald C. Signore, 39, has been a director of the Company since December 1997. Mr. Signore, a Certified Public Accountant licensed in New York and New Jersey, has been a partner in the accounting firm of Robert Gray & Co., LLP, for more than the past five years.

      William A. Barron, 50, has been a director of the Company since January 2000. Prior to retirement, Mr. Barron served as Vice President and Chief Financial Officer of Hudson Technologies, Inc. from July 1996 to March 1997. Prior to that, Mr. Barron was President and Chief Operating Officer for Diagnostek, Inc., a pharmacy benefit management company, from May 1994 to October 1995 and Executive Vice President and Chief Financial Officer for Diagnostek, Inc. from March 1993 to April 1994. Mr. Barron is currently a defendant in two related class actions, Freedman et. al. v. Value Health et. al. and Bash et. al. v. Value Health, Inc. et. al., pending in the United States District Court in Bridgeport, Connecticut arising from the acquisition of Diagnostek, Inc. by Value Health, Inc. The plaintiffs' claims in these actions include claims against certain former officers of Diagnostek, including Mr. Barron, under Section 15 of the Securities Act of 1933 and Sections 10(b) and 20 of the Securities Exchange Act of 1934, Rule 10b-5 of the Exchange Act and certain attendant claims for common law fraud and negligent misrepresentation and violations of state securities laws, relating to, among other things, certain alleged inaccuracies regarding Diagnostek's financial condition contained in the joint merger proxy statement and a joint press release relating to the merger.

    Following is information with respect to certain of the Company's officers:

      Jodie L. Jackson, 46, has been our General Manager since September 1999 and our Chief Operations Officer since January 2000. From October 1996 to April 1999, Mr. Jackson served as a Chief Operating Officer at Paperless Adjudication LLC, a developer of network solutions and proprietary software for processing electronic transactions. From 1993 through September 1996, Mr. Jackson was the Director of Marketing at Theratronics International Ltd., a manufacturer of medical equipment, hardware and software.

      Michael Olbermann, 43, has been Executive Vice President of Operations since January 2000 and was a director of the Company from February 1997 until May 2000. Mr. Olbermann was also Chief Operations Officer from September 1997 until December 1999 and Vice President of Business Development from February 1997 until September 1997. Mr. Olbermann has owned and operated Rock House Construction Co., Inc., a company engaged in commercial and residential construction, since 1986.


      Vasan Thatham, 42, has been Vice President and Chief Financial Officer of the Company since February, 1999. Prior to joining the Company, from 1994 through 1998, Mr. Thatham was Vice President and Chief Financial Officer of Esquire Communications Ltd., a company engaged in providing legal support services. From 1987 to 1993, Mr. Thatham was comptroller and ultimately Chief Financial Officer of Strings Ltd., a specialty retail chain. From 1978 to 1987, Mr. Thatham held various positions with Ernst & Young in Kuwait and KMPG Peat Marwick in India. Mr. Thatham is a chartered accountant under the laws of India.

      Amy Wagner-Mele, 32, has been Vice President, Secretary and Corporate Counsel of the Company since September 1998, and on April 28, 1999 was promoted to Executive Vice President, General Counsel. Prior to joining the Company, Ms. Wagner-Mele was an associate with the New York office of Winston & Strawn, an international law firm, where she litigated securities actions, contract disputes and appellate matters. From 1993 to 1997, Ms. Wagner-Mele was an associate with Podvey, Sachs, Meanor, Catenacci, Hildner & Cocoziello, P.C. in Newark, New Jersey, where she handled a variety of corporate litigation matters, from filing through appeal. Ms. Wagner-Mele received her juris doctor from the New York University School of Law in 1993. She received her bachelor's degree, magna cum laude, from the University of Delaware in 1990. She is admitted to the New York and New Jersey bars.

      During the fiscal year ended December 31, 1999, the Board of Directors held five meetings. The meetings were attended by all of the directors, either in person or by telephone. In addition, the Board took other action by unanimous written consent in lieu of a meeting. The Company's Audit Committee, which had two meetings during the fiscal year ended December 31, 1999, is comprised of Messrs. Signore and Barron. The Audit Committee supervises the audit and financial procedures of the Company. The Company does not have standing nominating or compensation committees of the Board or committees performing similar functions.

                             EXECUTIVE COMPENSATION

            The following table sets forth compensation paid to our Chief Executive Officer and our three other most highly compensated executive officers (each of whom was serving at the end of our fiscal year ended December 31, 1999) during the years ended December 31, 1997, 1998 and 1999. No other executive officer of the Company received aggregate compensation which exceeded $100,000 during the year ended December 31, 1999. We refer to these four executive officers as our "Named Executives."

Summary Compensation Table

                                                                                                                  Long-Term
                                                                                                                 Compensation
                                                                  Annual Compensation                               Awards
                                               ---------------------------------------------------------          Securities
                                                                                          Other Annual            Underlying
Name and Principal Position                    Year        Salary           Bonus        Compensation(1)       Options/SAR's(#)
---------------------------                    ----        ------           -----        ---------------       ----------------
Stephen J. Cole-Hatchard....................   1999        $115,256          $0                $0                 146,000(2)
      Chief Executive Officer                  1998          34,846           0                 0                  79,000(2)
                                               1997               0           0                 0
Nicko Feinberg..............................   1999        $108,615          $0                $0                 146,000(2)
      Chief Information Officer                1998          79,500           0                 0                  20,000(2)
                                               1997          29,000           0                 0
Michael Olbermann...........................   1999        $108,615          $0                $0                 146,000(2)
      Chief Operations Officer                 1998          95,100           0                 0                  20,000(2)
                                               1997          49,730           0                 0
Amy Wagner-Mele.............................   1999        $108,615          $0                $0                  26,000(2)
      Executive Vice President(3)              1998          29,169           0                 0                  75,000(2)

------------
(1) The aggregate value of benefits to be reported under the "Other Annual Compensation" column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for any named executive officer.

(2) Represents stock options granted under our 1997 Stock Option Plan.

(3) Ms. Wagner-Mele joined us in September 1998.

    The following table sets forth information concerning stock options granted in the year ended December 31, 1999 to the Named Executive:

                Option/SAR Grants in Year Ended December 31, 1999

                                                     Number of Shares          % of Total
                                                        Underlying            Options/SARs          Exercise
                                                       Options/SARs            Granted to             Price              Expiration
Name                                                      Granted           Employees in Year       ($/share)               Date
----                                                      -------           -----------------       ---------               ----
Stephen J. Cole-Hatchard........................           20,000                  2.18%             $6.06                 1/13/04
                                                            1,000 (ii)              0.11              5.65                 9/20/04
                                                           25,000                   2.73              4.75                 9/30/04
                                                          100,000  (i)             10.91              5.25                12/22/04
Nicko Feinberg..................................           20,000                   2.18              6.06                 1/13/04
                                                            1,000 (ii)              0.11              5.65                 9/20/04
                                                           25,000                   2.73              4.75                 9/30/04
                                                          100,000  (i)             10.91              5.25                12/22/04
Michael Olbermann...............................           20,000                   2.18              6.06                 1/13/04
                                                            1,000 (ii)              0.11              5.65                 9/20/04
                                                           25,000                   2.73              4.75                 9/30/04
                                                          100,000  (i)             10.91              5.25                12/22/04
Amy Wagner-Mele.................................            1,000 (ii)              0.11              5.65                 9/20/04
                                                           25,000                   2.73              5.25                12/22/04


   All of the options granted were exercisable at December 31, 1999 except for:

       (i) 50,000 of the options are exercisable from 12/23/2000.
      (ii) Options are exercisable from 9/21/2002.

      The following table sets forth information concerning the number of options owned by our Named Executives, the value of any in-the-money unexercised options as of December 31, 1999 and information concerning options exercised by our Named Executives during the year ended December 31, 1999:

                           Aggregated Option Exercises
                         And Year-End Option/SAR Values


                                                                            Number of Securities           Value of Unexercised
                                                                           Underlying Unexercised              In-the-Money
                                             Shares                             Options/SARs                   Options/SARs
                                           Acquired on       Value         at December 31, 1999(#)        at December 31, 1999($)
                                            Exercise       Realized     --------------------------        -----------------------

Name                                           (#)            ($)        Exercisable    Unexercisable   Exercisable   Unexercisable
                                               ------------------------------------------------------------------------------------
Stephen J. Cole-Hatchard..............             0              0         174,000         51,000        $637,762      $123,938
Nicko Feinberg........................             0              0         115,000         51,000         331,670       123,938
Michael Olbermann.....................             0              0         115,000         51,000         331,670       123,938
Amy Wagner-Mele.......................        15,000       $161,250          50,000         36,000         190,650       183,618

   The year-end values for unexercised in-the-money options represent the positive difference between the exercise price of the options and the year-end market value of our Common Stock. An option is "in-the-money" if the year-end fair market value of our Common Stock exceeds the option exercise price. The closing sale price of our Common Stock on December 31, 1999 was $7.688. The value realized represents the positive spread between the exercise price of the exercised options and the market price of our Common Stock on the date of exercise.

Director Compensation

    The Company does not currently pay its employee directors any fees for attending Board meetings. The Company pays non-employee directors $3,000 per annum for attending Board Meetings.

Employment Agreements

      We have entered into employment agreements with each of Messrs. Feinberg, Cole-Hatchard and Olbermann which provide for an annual base compensation of not less than $88,000, $45,000, and $88,000, respectively, and such bonuses as the Board of Directors may, in its sole discretion, from time to time determine. We entered into an employment agreement with Amy Wagner-Mele pursuant to which Ms. Wagner-Mele agreed to serve as Corporate Counsel at a salary of not less than $98,000 per annum. We also entered into an employment agreement with Jodie L. Jackson pursuant to which Mr. Jackson agreed to serve as Chief Operations Officer and General Manager at a salary of not less than $110,000 per annum. The employment agreements with Messrs. Feinberg, Cole-Hatchard and Olbermann expire in August 2000, and the employment agreements with Ms. Wagner-Mele and Mr. Jackson expire in September 2001 and September 2000, all subject to automatic successive one year renewals unless either we or the employee give notice of intention not to renew the agreement. The employment agreements provide for employment on a full-time basis and contain a provision that the employee will not compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of two years thereafter. We have entered into a month-to-month employment agreement with Mr. Thatham which provides for a base salary at a rate of $95,000 per year. All of the employment agreements provide for each of the employees to be paid additional compensation equal to 295% of their annual base salary in the event of a change of ownership or effective control of the Company (as defined in the agreements).

                          VOTING SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information, as of May 18, 2000 relating to the beneficial ownership of shares of Common Stock by: (i) each person or entity who is known by the Company to own beneficially five percent or more of the outstanding Common Stock; (ii) each of the Named Executives; (iii) each of the Company's directors; and (iv) all directors and executive officers of the Company as a group.

   Unless otherwise indicated, the address of each beneficial owner is care of Frontline Communications Corporation, One Blue Hill Plaza, 7th Floor, Pearl River, New York 10965. Unless otherwise indicated, we believe that all persons named in the following table have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

                                                                                Number of Shares         Percentage of Shares
Name and Address of Beneficial Owner                                           Beneficially Owned         Beneficially Owned
------------------------------------                                           ------------------         ------------------
Stephen J. Cole-Hatchard.....................................................         371,000                      6.4%
Nicko Feinberg...............................................................         371,000                      6.4
Michael Olbermann............................................................         303,000                      5.2
Amy Wagner-Mele..............................................................          65,000                      1.1
Ronald Signore...............................................................          94,864                      1.6
William Barron...............................................................          10,000                      0.2
All directors and executive officers as a group (seven persons)..............       1,254,864                     20.4%


------------------
* Less than 1%.

   The shares beneficially owned by Mr. Cole-Hatchard include 144,000 shares held by the Cole-Hatchard Family Limited Partnership, of which Mr. Cole-Hatchard is the general partner, and options to purchase 174,000 shares of Common Stock. This does not include 20,000 shares held by Mr. Cole-Hatchard's mother and brother and warrants to purchase 64,000 shares held by Mr. Cole-Hatchard's mother.

   The shares beneficially owned by Mr. Feinberg and Mr. Olbermann each includes 115,000 shares of Common Stock which may be purchased under immediately exercisable options.

   The shares beneficially owned by Ms. Wagner-Mele include 50,000 shares of Common Stock which may be purchased under immediately exercisable options.

   The shares beneficially owned by Mr. Signore include shares issuable upon the exercise of (1) warrants to purchase 41,664 shares of Common Stock and (2) immediately exercisable options to purchase 50,000 shares of Common Stock.

   The shares beneficially owned by Mr. Barron are 10,000 shares of Common Stock which may be purchased under immediately exercisable options.

   The shares beneficially owned by all directors and executive officers as a group include options and warrants to purchase an aggregate of 625,664 shares of Common Stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In May 1997, Messrs. Nicko Feinberg and Stephen J. Cole-Hatchard, two of our current officers and directors, and Mr. Michael Char, a former officer and director, exchanged their interests in the three predecessor companies to whose business we succeeded for promissory notes in the principal amounts of $141,800, $66,800 and $163,537. This indebtedness included $21,737 and $35,000 of advances previously made to us by Messrs. Char and Cole-Hatchard. The promissory notes were issued to Messrs. Feinberg, Char and Cole-Hatchard in partial consideration of their efforts in founding the predecessor companies. In May 1998, we repaid all outstanding indebtedness to Mr. Char and $20,000 of indebtedness to each of Messrs. Cole-Hatchard and Feinberg. The balance of indebtedness owed to Messrs. Cole-Hatchard and Feinberg of $46,800 and $121,800 bears interest at the rate of 8% per annum and is payable on demand.

   In August 1997, we borrowed $60,000 from Mr. Cole-Hatchard, which indebtedness bore interest at the rate of 9.25% per annum. We repaid $30,000 of this indebtedness to Mr. Cole-Hatchard in December 1997 and the balance directly to Mr. Cole-Hatchard's lender in May 1998.

   In February 1997, we issued 256,000 shares of our Common Stock to each of Messrs. Char, Feinberg and Cole-Hatchard, and 188,000 shares of our Common Stock to Mr. Olbermann in consideration of $.01 per share. In December 1997, we issued 100,000 shares of our Common Stock to Ronald Shapss, a former director, in consideration of $.01 per share.

   Mr. Cole-Hatchard's mother and brother purchased 12,000 and 8,000 shares of our Common Stock at $2.00 per share pursuant to our May 1997 private placement. William A. Barron, a director, purchased 20,000 shares of Common Stock in our May 1997 private placement. The Rough Group, a general partnership of which Mr. Signore, a director, is a general partner, purchased 16,000 shares of Common Stock pursuant to our May 1997 private placement. In addition, Mr. Cole-Hatchard's mother and the Rough Group purchased $40,000 and $85,000 principal amount of promissory notes pursuant to our December 1997 private placement, and received warrants to purchase 64,000 and 196,000 shares of our Common Stock at an exercise price of $5.00 per share. The notes were repaid in May 1998. These purchases were all on terms and conditions identical to those of the other investors in these private placements.

   In August 1998, Mr. Cole-Hatchard borrowed $46,800 from us, evidenced by a demand promissory note bearing interest at the rate of 8% per annum.

   In September 1998, Mr. Feinberg borrowed $55,000 from us, evidenced by a demand promissory note bearing interest at the rate of 8% per annum. In October 1998 and January 1999, Mr. Feinberg borrowed an additional $42,000 and $24,800 from us on the same terms.

   In June 1999, Amy Wagner-Mele, an officer of the Company, exercised options to purchase 15,000 shares of our Common Stock pursuant to our stock option plan with a secured promissory note in the principal amount of $37,500. This note bears interest at a rate of 6%, is due on June 1, 2002 and is secured by personal assets of Ms. Wagner-Mele and the shares of our Common Stock that she acquired.

      Prior to December 31, 1999, the Company's Board of Directors passed a resolution whereby $168,000 of notes payable to Messrs. Cole-Hatchard and Feinberg were offset with $168,000 of notes receivable from Messrs. Cole-Hatchard and Feinberg. The financial statements for the year ended December 31, 1999 have been adjusted to reflect this transaction as if it had occurred on December 31, 1999.




                                   PROPOSAL I

                 AMENDMENT OF 1997 STOCK OPTION PLAN TO INCREASE
                        THE NUMBER OF SHARES RESERVED FOR
                 ISSUANCE THEREUNDER FROM 1,400,000 TO 2,000,000

       At the Annual Meeting, the Company's stockholders will be asked to approve an amendment to the Company's 1997 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan from 1,400,000 to 2,000,000.

       The Board believes that in order to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, key employees and other key persons and continue to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, key employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, the opportunity to participate in the value and/or appreciation in value of the Company's Common Stock. The Board has found that the grant of options under the 1997 Stock Option Plan has proven to be a valuable tool in attracting and retaining key employees. It believes that such authority, in view of the substantial growth of the Company and need to continue to grow, should be expanded to increase the number of options which may be granted under the 1997 Stock Option Plan. The Board believes that such authority will provide the Company with significant means to attract and retain talented personnel and maintain current key employees.

Summary of the 1997 Stock Option Plan

    In February 1997, the Board of Directors and stockholders of the Company adopted the 1997 Stock Option Plan (the "Plan"), pursuant to which 1,400,000 shares of Common Stock are currently reserved for issuance upon exercise of options. The Plan is designed to serve as an incentive for retaining qualified and competent employees, directors and consultants.

    The Company's Board of Directors, or a committee thereof, administers the Plan and is authorized, in its discretion, to grant options thereunder to all eligible employees of the Company, including officers and directors (whether or not employees) of, and consultants to, the Company. The Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. Options can be granted under the Plan on such terms and at such prices as determined by the Board of Directors, or a committee thereof, except that the per share exercise price of options will not be less than the fair market value of the Common Stock on the date of grant. In the case of an incentive stock option granted to a stockholder who owns stock of the Company possessing more than 10% of the total combined voting power of all classes of stock ("10% stockholder"), the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value (determined on the date of grant) of the shares covered by incentive stock options granted under the Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

    Options granted under the Plan will be exercisable during the period or periods specified in each option agreement. Options granted under the Plan are not exercisable after the expiration of ten years from the date of grant (five years in the case of incentive stock options granted to a 10% stockholder) and are not transferable other than by will or by the laws of descent and distribution.

    As of the Record Date, the Company has granted options to purchase 1,402,568 shares of Common Stock (net of forfeitures) under the Plan at an exercise price ranging from $2.00 to $8.50 per share. The grant of 2,568 of the options are subject to stockholder approval of the amendment to the Plan.

    The closing sale price of the Company's Common Stock on May 22, 2000 was $1.3125.

    The following table sets forth certain information regarding options to purchase Common Stock issued (net of cancelled options) since the inception of the Plan to each of the Named Executives who participated in the Plan, all current executive officers as a group, all current directors who are not executive officers as a group and all employees, including employees who are not executive officers, who participated in the Plan as a group. No associate of any director or officer has received options under the Plan.

                                                                     NUMBER OF SECURITIES
                                                                     UNDERLYING OPTIONS
                                                                     ------------------

    Stephen J. Cole-Hatchard
       Chief Executive Officer                                              225,000
    Nicko Feinberg                                                          166,000
       Chief Information Officer
    Michael Olbermann                                                       166,000
       Executive Vice President of Operations
    Amy Wagner-Mele                                                         101,000
       Executive Vice President
    All current executive officers as a group (6 persons)                   770,000
    Non-employee directors as a group (2 persons)                            60,000
    All non-executive officer employees as a group (48 persons)             270,568

Certain Federal Income Tax Consequences of the 1997 Stock Option Plan

       The following is a brief summary of the Federal income tax aspects of grants made under the 1997 Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

       1. Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

       If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above,
(i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

       Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option. See "Non-Qualified Stock Options."

       2. Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income;
(ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.


      The approval of the proposed amendment to the Company's 1997 Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting, provided a quorum exists.

        The Board believes that the Proposed Amendment to the 1997 Stock Option Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the 1997 Stock Option Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.

                              INDEPENDENT AUDITORS

       BDO Seidman LLP are the Company's independent auditors who reported on the financial statements of the Company for the fiscal year ended December 31, 1999. It is currently anticipated that BDO Seidman LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2000. Representatives of BDO Seidman LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

       Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2001 must (i) submit the proposal in proper form to the Company at its address set forth on the first page of this Proxy Statement not later than January 22, 2001 and (ii) satisfy the conditions established by The Securities Exchange Commission and the Company's by-laws for stockholder proposals in order for the proposition to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

    After the January 22, 2001 deadline, a stockholder may present a proposal at the Company's 2001 Annual Meeting if it is submitted to the Company's Secretary at the address set forth above no later than April 9, 2001. If timely submitted, the stockholder may present the proposal at the 2001 Annual Meeting but the Company is not obligated to present the matter in its proxy statement.

                                OTHER INFORMATION

       A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED DECEMBER 31, 1999 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 18, 2000. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO:

                      FRONTLINE COMMUNICATIONS CORPORATION
                               ONE BLUE HILL PLAZA
                                  P.O. BOX 1548
                           PEARL RIVER, NEW YORK 10965
                           ATTENTION: AMY WAGNER-MELE

       The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                  By order of the Board
                                  of Directors,


                                  Stephen J. Cole-Hatchard
                                  Chief Executive Officer

May 22, 2000

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 22, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints STEPHEN J. COLE-HATCHARD and AMY WAGNER-MELE and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Frontline Communications Corporation (the "Company") on June 22, 2000 at The Empire Pavilion, Holiday Inn, 3 Executive Blvd., Suffern, New York 10901 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

    ELECTION OF DIRECTORS:
    / /   FOR all nominees listed below
          (except as marked to the contrary below).

    / /   WITHHOLD AUTHORITY
          to vote for all nominees listed below.


         Stephen J. Cole-Hatchard, Nicko Feinberg, Ronald C. Signore and William
A. Barron.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below.)


--------------------------------------------------------------------------------
                                    (Continued and to be signed on reverse side)

1.  Approval of Amendment to the Company's 1997 Stock Option Plan.

    / /  FOR                    / /  AGAINST                 / /  ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THOSE NOMINEES AND THE PROPOSALS LISTED ABOVE.

DATED: ________________________________, 2000

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in full
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



                                             -----------------------------------
                                                        Signature


                                             -----------------------------------
                                                  Signature if held jointly


 Please mark, sign, date and return this proxy card using the enclosed envelope.


                                      -18-